UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2003

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri (State of Incorporation)	0-2989 (Commission File Number)	43-0889454 (IRS Employer Identification No.)

1000 Walnut, Kansas City, MO (Address of principal executive offices)	64106 (Zip Code)

(816) 234-2000 (Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure and Information Provided Under Item 12 (Disclosure of Results of Operations and Financial Condition)
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 Transcription of Chairman's Comments
EX-99.2 Slide Presentation by Chairman
EX-99.3 Press Release

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

These exhibits are furnished pursuant to Item 9 and Item 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit
Number	Description

99.1	Transcription of Chairman’s Comments and Questions and Answers from Registrant’s Annual Meeting of Shareholders on April 16, 2003

99.2	Slide presentation by Chairman at Registrant’s Annual Meeting of Shareholders

99.3	Press release dated April 15, 2003

Item 9. Regulation FD Disclosure and Information Provided Under Item 12 (Disclosure of Results of Operations and Financial Condition)

A transcription of certain portions of the Registrant’s Annual Meeting of Shareholders on April 16, 2003 and information presented at that meeting are furnished as Exhibits 99.1 and 99.2 under Item 9 of this Current Report on Form 8-K.

A copy of the press release issued April 15, 2003, by the Registrant announcing First Quarter 2003 earnings is furnished under Item 12 of this Current Report on Form 8-K as Exhibit 99.3.

All information included in this Current Report on Form 8-K is available on the Company’s Internet site at http://www.commercebank.com/ir.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC

By: \s\ Jeffery D. Aberdeen Jeffery D. Aberdeen Controller (Chief Accounting Officer)

Date: April 16, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Transcription of Chairman’s Comments and Questions and Answers from Registrant’s Annual Meeting of Shareholders on April 16, 2003

99.2	Slide presentation by Chairman at Registrant’s Annual Meeting of Shareholders

99.3	Press release dated April 15, 2003